UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04356

Franklin California Tax-Free Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA  94403-1906
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 5/31

Date of reporting period: 5/31/19

Item 1. Reports to Stockholders.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN CALIFORNIA
ULTRA-SHORTTAX-FREE
INCOME FUND
A Series of Franklin California Tax-Free Trust
May 31, 2019

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies:  Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling    (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

Franklin California Ultra-Short Tax-Free Income Fund’s fiscal year-end was changed to May 31. The following annual
report covers the shortened fiscal year for the transitional
11-month period between the Fund’s prior fiscal year-end,
June 30, 2018, and May 31, 2019. During this period, the
U.S. economy continued to grow amid positive economic
data and corporate earnings, but financial markets
experienced their usual volatility due to trade concerns and geopolitical issues. The U.S. Federal Reserve (Fed)
increased its federal funds rate by 0.25% at its September
and December 2018 meetings, bringing the rate from 2.00%
at the start of the period to 2.50% by period-end. The Fed
decided not to raise rates for the remainder of the period and indicated that further rate increases may be on hold for the calendar year.

During this period, the municipal bond market posted
moderate returns. Overall, the municipal bond market
outperformed the U.S. Treasury and equity markets but
underperformed the corporate bond market, with generally
higher returns for longer-term and lower-rated municipal
bonds. Factors contributing to this positive investment

environment for municipals included relatively low inflation, increased employment and the strength of the U.S. economy.

Franklin California Ultra-Short Tax-Free Income Fund’s
annual report includes more detail about municipal bond
market conditions and a discussion from the portfolio
managers. In addition, on our website,
franklintempleton.com, you can find updated commentary
by our municipal bond experts. Municipal bonds provide
tax-free income and diversification from equities. Despite
periods of volatility, municipal bonds historically have had a solid long-term record of performance, driven mostly by their compounding income component. Please remember all
securities markets fluctuate, as do mutual fund share prices.

As previously communicated, effective at the close of market on July 12, 2019, Franklin California Ultra-Short Tax-Free
Income Fund was liquidated.

We thank you for investing with Franklin Templeton, welcome
your questions and comments, and look forward to serving
your investment needs in the years ahead. We appreciate

Not FDIC Insured | May Lose Value | No Bank Guarantee
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your trust and participation in Franklin California Ultra-Short Tax-Free Income Fund. It has been our privilege to serve you.

Rupert H. Johnson, Jr. Chairman

Franklin California Ultra-Short Tax-Free Income Fund

Sheila Amoroso

Senior Vice President and Director Franklin Municipal Bond Department

This letter reflects our analysis and opinions as of May 31, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2 Not part of the annual report

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ANNUAL REPORT

Franklin California Ultra-Short Tax-Free Income Fund

Franklin California Ultra-Short Tax-Free Income Fund’s fiscal year-end was changed to May 31. This annual report for Franklin California Ultra-Short Tax-Free Income Fund covers the shortened fiscal year ended May 31, 2019. As previously communicated, effective at the close of market on July 12, 2019, Franklin California Ultra-Short Tax-Free Income Fund was liquidated.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Composition*
5/31/19

% of Total
Ratings	Investments

AAA	18.72%

AA	28.40%

A	32.42%

BBB	11.40%

Not Rated	9.06%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs),
such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below
Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Advisor Class share price, as measured by net asset value (NAV), increased from $10.00 on June 30, 2018, to $10.01 on May 31, 2019. The Fund’s Advisor Class

Dividend Distributions*
7/1/18–5/31/19
	Dividend per Share (cents)
			Advisor
Month	Class A1	Class R6	Class
July	0.62	0.68	0.61
August	0.93	1.00	0.93
September	0.92	1.00	0.92
October	1.10	1.19	1.10
November	0.92	1.00	0.92
December	0.92	0.98	0.92
January	0.70	0.75	0.70
February	0.83	0.89	0.83
March	0.89	0.95	0.89
April**	1.09	1.15	1.09
May	0.89	0.94	0.89
Total	9.81	10.53	9.80
*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
**Includes a 0.20 cent per share supplemental distribution.

shares paid dividends totaling 9.80 cents per share for the same period.2 The Performance Summary beginning on page 6 shows that at the end of this reporting period the Fund’s Advisor Class shares’ distribution rate was 1.07%, based on an annualization of May’s 0.89 cent per share dividend and the net asset value of $10.01 on May 31, 2019. An investor in the 2019 maximum combined effective federal and California personal income tax bracket of 53.10% (including 3.80% Medicare tax) would need to earn a distribution rate of 2.27% from a taxable investment to match the Fund’s Advisor Class tax-free distribution rate.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form
W-8BEN.
2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period.
Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 13.

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FRANKLIN CALIFORNIA ULTRA-SHORT TAX-FREE INCOME FUND

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Municipal Bond Market Overview

The financial markets experienced volatility during the 11 months ended May 31, 2019, due to trade concerns and geopolitical stress. Equity markets sold off sharply during the fourth quarter of 2018. Stocks quickly reversed course to start 2019, rallying sharply before declining in May. This volatility spurred a flight to perceived quality that benefited high-quality fixed income assets such as municipal bonds and U.S. Treasuries. Municipal bonds posted positive returns in each of the first five months of 2019. Overall, the municipal bond market outperformed the U.S. Treasury and equity markets but underperformed the corporate bond market.

Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, posted a +6.31% total return for the period, while U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, posted a +6.26% total return, and investment-grade corporate bonds, as measured by the Bloomberg Barclays U.S. Corporate Bond Index, posted a +8.07% total return.3 U.S. stocks, as represented by the Standard & Poor’s® 500 Index, underperformed the fixed income markets with a +3.15% total return.3

Municipal bonds with intermediate and long maturities generally outperformed bonds with shorter maturities during the 11-month period. The best-performing maturity group in the Bloomberg Barclays Municipal Bond Index was the 22+ year group, which returned +7.66% for the period.3 High-yield municipal bonds generally outperformed investment-grade municipal bonds, with the Bloomberg Barclays High Yield Municipal Bond Index posting a +7.23% total return, compared with a +6.31% total return for the Bloomberg Barclays Municipal Bond Index.3

Municipal issuance during the reporting period totaled approximately $305 billion, a 21% decline from total issuance for the preceding 11-month period.4 Issuance remains diminished as the Tax Cuts and Jobs Act of 2017 eliminated advanced refundings beginning in January 2018.

Calendar-year 2018 issuance was approximately $339 billion, which represented a 24% decline from 2017.4 For the first five months of 2019, issuance is approximately equal to the first five months of 2018. The Investment Company Institute reported negative municipal bond fund flows during the fourth quarter of 2018, but flows turned sharply positive in the first five months of 2019. Overall, total net municipal bond fund inflows for the 11-month period were approximately $34 billion.5 In our view, investor demand remains healthy.

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% at its September and December 2018 meetings. The target range stood at 2.25%–2.50% at period-end. The Fed also increased the discount rate by 0.25% at both meetings, to finish the period at 3.00%. The Fed paused at the January, March and April/May 2019 meetings, leaving the discount rate and the target range for the federal funds rate unchanged.

We maintained our positive view of the municipal bond market at period-end. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our disciplined approach of investing to maximize income, while seeking value in the municipal bond market.

State Update

California’s large and diverse economy continued to expand during the 11 months under review. High-profile educational institutions and an innovative business environment supported the state’s expansion. Unemployment remained unchanged from 4.2% in June 2018 to 4.2% at period-end, which was higher than the 3.6% national rate.6

California’s fiscal year 2018 budget, which ended June 30, extended the state’s recent track record of balanced fiscal operations. Highlights of the budget were increased spending for general fund expenditures, education, Medi-Cal funding and pension contributions. The state continued to make deposits to its budget stabilization account, resulting in large budget reserves. California’s growing economy, a strong stock market, and an abundance of high-income taxpayers have all helped to improve the budget for the state. The state’s budget for fiscal year 2019, which started in July 2018, mirrored the 2018 budget, with continued deposits to reserve funds and increased spending for general fund

3. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.
4. Source: The Bond Buyer, Thomson Reuters.
5. Source: Investment Company Institute.
6. Source: Bureau of Labor Statistics.

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FRANKLIN CALIFORNIA ULTRA-SHORT TAX-FREE INCOME FUND

expenditures, education and Medi-Cal. State pension contributions also continued to rise, representing a persistent source of fiscal pressure.

California’s net tax-supported debt was $2,194 per capita and 3.7% of personal income, compared with the $1,068 and 2.2% national medians, respectively.7 During the period under review, independent credit rating agency Standard & Poor’s (S&P) affirmed California’s general obligations bonds rating of AA- with a stable outlook.8 The rating reflected S&P’s view on the state’s diverse and expanding economy, demonstrated commitment to paying down budgetary debts, solid budgetary reserve levels, strong liquidity, and declining, though moderately high, debt ratios. In contrast, S&P cited several challenges to the state, including the persistently high cost of housing, difficult-to-forecast revenues, minimal funding of retiree health care benefits, and a large backlog of deferred maintenance and infrastructure needs. The stable outlook reflected S&P’s view that California has brought its finances into structural alignment. However, the state is vulnerable to an unanticipated economic downturn and uncertainty about the new governor’s commitment to maintaining fiscal balance.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities, while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Portfolio Composition
5/31/19
% of Total
Investments*
General Obligation	36.47%
Hospital & Health Care	19.16%
Tax-Supported	16.58%
Subject to Government Appropriations	9.74%
Higher Education	6.02%
Transportation	4.66%
Other Revenue	2.91%
Housing	2.46%
Utilities	2.00%

*Does not include cash and cash equivalents.

Manager’s Discussion

Consistent with our strategy, we sought to remain invested in bonds that have an average weighted maturity of one year or less. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Thank you for your participation in Franklin California Ultra-Short Tax-Free Income Fund. It has been our privilege to serve your investment needs.

7. Source: Moody’s Investors Service, State government – US: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs, 6/3/19.
8. This does not indicate S&P’s rating of the Fund.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN CALIFORNIA ULTRA-SHORT TAX-FREE INCOME FUND

Performance Summary as of May 31, 2019

The performance tables and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 5/31/191,2

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is and the minimum is 0%. Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[3]	Total Return[4]
Advisor
11-month	+1.09%	+1.09%
1-Year	+1.15%	+1.15%
5-Year	+2.16%	+0.43%
10-Year	+2.16%	+0.21%

					Taxable Equivalent
Share	Distribution	Taxable Equivalent	30-Day Standardized Yield[7]		30-Day Standardized Yield[6]
Class	Rate[5]	Distribution Rate[6]	(with fee waiver)	(without fee waiver)	(with fee waiver)	(without fee waiver)
Advisor	1.07%	2.27%	1.55%	0.98%	3.30%	2.09%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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FRANKLIN CALIFORNIA ULTRA-SHORT TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1,2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 8 for Performance Summary footnotes.

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FRANKLIN CALIFORNIA ULTRA-SHORT TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Distributions (7/1/18–5/31/19)
	Net Investment
Share Class	Income
A1	$0.0981
R6	$0.1053
Advisor	$0.0980

Total Annual Operating Expenses[10]
	With Fee	Without Fee
Share Class	Waiver	Waiver
Advisor	0.37%	0.89%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest-rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The
Fund’s prospectus also includes a description of the main investment risks.

1. On 3/18/16, the Fund, having no assets of its own, acquired all of the assets and liabilities of California Money Fund through a reorganization. The California Money Fund was the accounting survivor of the reorganization and as a result Advisor Class shares of the Fund have adopted California Money Fund’s Class A share’s historical performance record prior to 3/18/16. For periods after the date of reorganization, the Fund’s actual Advisor Class performance is reported, reflecting all charges and fees applicable to each share class. Given the significant differences between a money fund (California Money Fund) and this fund (a non-money fund), including with the investment objective and strategies as well as the fee/expense structure, performance prior to 3/18/16 may not be representative of this Fund’s future performance.
2. The Fund has an expense reduction contractually guaranteed through 10/31/19. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
5. Distribution rate is based on an annualization of the respective class’s May dividend and the NAV per share on 5/31/19.
6. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/18 for the maximum combined effective federal and California personal income tax rate of 53.10%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax. This combined rate does not consider the impact of California’s surcharge on taxable income in excess of $1 million.
7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
8. Source: Morningstar. The Bloomberg Barclays 1-Year California Municipal Bond Index is an unmanaged index comprised of California municipal bond issues having a maturity of at least one year and less than two years.
9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
10. Figure is as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 12/1/18[1]	Value 5/31/19	1/1/19–5/31/192, 3	Value 5/31/19	12/1/18–5/31/192, 3	Ratio[3]
A1	$1,000	$1,005.40	$1.53	$1,023.09	$1.87	0.37%
R6	$1,000	$1,005.70	$1.12	$1,023.59	$1.36	0.27%
Advisor	$1,000	$1,005.40	$1.53	$1,023.09	$1.87	0.37%

1. 1/1/19 for Actual; 12/1/18 for Hypothetical.
2. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period for Hypothetical expenses. Non-recurring expenses are not annualized. For Actual expenses, the multiplier is 151/365.
3. Reflects expenses after fee waivers and expense reimbursements.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

Financial Highlights
Franklin California Ultra-Short Tax-Free Income Fund
Year Ended
	May 31,		Year Ended June 30,
	2019 [a]	2018	2017	2016 [b]	2015	2014

Class A1
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.00	$10.01	$10.01	$10.00	$10.00	$10.00
Income from investment operations[c]:
Net investment income	0.093	0.070	0.034	0.002	—	—
Net realized and unrealized gains (losses)	0.015	(0.011)	—[d]	0.010	—	—
Total from investment operations	0.108	0.059	0.034	0.012	—	—
Less distributions from:
Net investment income	(0.098)	(0.069)	(0.034)	(0.002)	—	—
Net asset value, end of year	$10.01	$10.00	$10.01	$10.01	$10.00	$10.00

Total return[e]	1.09%	0.59%	0.34%	0.12%	—%	—%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	0.91%	0.92%	0.98%	0.56%	0.53%	0.53%
Expenses net of waiver and payments by affiliates	0.37%[g]	0.37%[g]	0.35%	0.03%	0.04%	0.05%
Net investment income	1.01%	0.68%	0.34%	—%[h]	—%	—%

Supplemental data
Net assets, end of year (000’s)	$39,744	$41,522	$46,918	$51,481	$666,254	$769,835
Portfolio turnover rate	17.05%	37.04%	10.33%	—%	—%	—%

aFor the period July 1, 2018 to May 31, 2019.
bOn March 18, 2016, Franklin California Tax-Exempt Money Fund reorganized into Franklin California Ultra-Short Tax-Free Income Fund. Franklin California Tax-Exempt
Money Fund was the accounting survivor of the reorganization, and financial information prior to March 18, 2016 is that of Franklin California Tax-Exempt Money Fund.
cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
dAmount rounds to less than $0.001 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hRounds to less than 0.01%.

10 Annual Report | The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS

Franklin California Ultra-Short Tax-Free Income Fund (continued)
	Year Ended	Year Ended
	May 31,	June 30,
	2019 [a]	2018 [b]

Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.00	$10.01
Income from investment operations[c]:
Net investment income	0.099	0.073
Net realized and unrealized gains (losses)	0.006	(0.012)
Total from investment operations	0.105	0.061
Less distributions from:
Net investment income	(0.105)	(0.071)
Net asset value, end of year	$10.00	$10.00

Total return[d]	1.16%	0.62%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.81%	2.81%
Expenses net of waiver and payments by affiliates[f]	0.27%	0.28%
Net investment income	1.11%	0.78%

Supplemental data
Net assets, end of year (000’s)	$5	$5
Portfolio turnover rate	17.05%	37.04%

aFor the period July 1, 2018 to May 31, 2019.
bFor the period August 1, 2017 (effective date) to June 30, 2018.
cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.
fBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 11

FRANKLIN CALIFORNIA TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin California Ultra-Short Tax-Free Income Fund (continued)
	Year Ended
	May 31,	Year Ended June 30,
	2019 [a]	2018	2017	2016 [b]

Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.00	$10.01	$10.00	$10.00
Income from investment operations[c]:
Net investment income	0.084	0.070	0.034	0.002
Net realized and unrealized gains (losses)	0.024	(0.011)	0.010	—[d]
Total from investment operations	0.108	0.059	0.044	0.002
Less distributions from:
Net investment income	(0.098)	(0.069)	(0.034)	(0.002)
Net asset value, end of year	$10.01	$10.00	$10.01	$10.00

Total return[e]	1.09%	0.59%	0.44%	0.02%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	0.91%	0.92%	0.98%	0.89%
Expenses net of waiver and payments by affiliates	0.37%[g]	0.37%[g]	0.35%	0.27%
Net investment income	1.01%	0.68%	0.34%	0.08%

Supplemental data
Net assets, end of year (000’s)	$3,813	$11,702	$13,095	$10,019
Portfolio turnover rate	17.05%	37.04%	10.33%	—%

aFor the period July 1, 2018 to May 31, 2019.
bFor the period March 18, 2016 (effective date) to June 30, 2016.
cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
dAmount rounds to less than $0.001 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year, except for non-recurring expenses, if any.
gBenefit of expense reduction rounds to less than 0.01%.

12 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

Statement of Investments, May 31, 2019
Franklin California Ultra-Short Tax-Free Income Fund

	Principal
	Amount	Value

Municipal Bonds 21.2%
California 21.2%
California Health Facilities Financing Authority Revenue, Sutter Health, Series A, 3.00%, 11/15/19	$450,000	$453,618
California School Finance Authority School Facility Revenue,
Green Dot Public Schools California Projects, Series A, 5.00%, 8/01/20	215,000	223,377
Green Dot Public Schools California Projects, Series A, 5.00%, 8/01/21	100,000	106,962
California State Community College Financing Authority College Housing Revenue, NCCD - Orange Coast
Properties LLC - Orange Coast College Project, 5.00%, 5/01/21	265,000	279,615
California State Educational Facilities Authority Revenue, Art Center College of Design, Refunding, Series A,
5.00%, 12/01/19	125,000	127,197
California State GO, Various Purpose, Refunding, 5.00%, 10/01/19	1,000,000	1,012,400
California State Municipal Finance Authority Revenue,
California Lutheran University, Refunding, 5.00%, 10/01/19.	550,000	556,402
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/22	1,300,000	1,409,356
California Statewide CDA Revenue, Huntington Memorial Hospital, 5.00%, 7/01/20	300,000	311,118
Campbell UHSD, GO, Santa Clara County, Election of 2016, Series A-1, 3.00%, 8/01/19	1,000,000	1,003,020
Carson RDA Successor Agency Tax Allocation, Project Area No. 4, Refunding, BAM Insured, 2.00%,
10/01/19	235,000	235,620
Golden State Tobacco Securitization Corp. Enhanced Tobacco Settlement Revenue, Asset-Backed,
Refunding, Series A, 5.00%, 6/01/22.	1,000,000	1,105,090
Lodi PFAR, Electric System, Refunding, AGMC Insured, 5.00%, 9/01/19	225,000	227,056
Long Beach Harbor Revenue, Short-Term Notes, Refunding, Series A, 5.00%, 12/15/20	500,000	529,280
Moreno Valley USD Financing Authority Special Tax Revenue, Series A, 3.00%, 9/01/19	515,000	516,581
Norco CFD No. 1 Special Tax, Norco Ridge Ranch, Refunding, 3.00%, 9/01/19	615,000	617,442
Perris Joint Powers Authority Local Agency Revenue, CFD No. 93-1 and 2004-5, Refunding, Series C,
3.00%, 9/01/19.	510,000	511,668
Total Municipal Bonds before Short Term Investments (Cost $9,176,501)		9,225,802

Short Term Investments 79.0%

Municipal Bonds 79.0%
California 79.0%
[a] California Health Facilities Financing Authority Revenue,
Children’s Hospital of Orange County, Series D, LOC US Bank National Association, Weekly VRDN and
Put, 1.04%, 11/01/34	1,800,000	1,800,000
Health Facility, Catholic Healthcare West, Series B, LOC Bank of Montreal, Weekly VRDN and Put,
1.10%, 3/01/47	1,800,000	1,800,000
[a] California Infrastructure and Economic Development Bank Revenue, Los Angeles Special Project, Series A,
LOC Bank of New York Mellon, Weekly VRDN and Put, 1.45%, 7/01/33	1,800,000	1,800,000
California State Education Notes Program Revenue, Fiscal Year 2018-19 Note Participations, Series A,
4.00%, 6/28/19.	1,000,000	1,001,750
[a] California State Educational Facilities Authority Revenue, California Institute of Technology, Various, Series
B, Weekly VRDN and Put, 1.04%, 10/01/36	1,800,000	1,800,000
[a] California State GO, Kindergarten, Refunding, Series A1, LOC Citibank, Daily VRDN and Put, 1.18%,
5/01/34	600,000	600,000
[a] California Statewide CDA Revenue, Rady Children’s Hospital-San Diego, Series B, LOC Wells Fargo Bank,
Daily VRDN and Put, 1.25%, 8/15/47	600,000	600,000
[a] East Bay MUD Water System Revenue, Alameda and Contra Costa Counties, Refunding, Series A-1, SPA
Wells Fargo Bank, Weekly VRDN and Put, 1.14%, 6/01/38	1,800,000	1,800,000

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Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Ultra-Short Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Short Term Investments (continued)

Municipal Bonds (continued)
California (continued)
EL Paso de Robles GO, Refunding, 5.00%, 8/01/19	$1,115,000	$1,121,880
Inglewood USD, GO, Los Angeles County, Election of 2012, Series B, 4.00%, 8/01/19	500,000	501,950
[a] Irvine 1915 Act Special Assessment,
Limited Obligation Improvement, AD No. 94-13, LOC State Street Bank & Trust Co., Daily VRDN and
Put, 1.30%, 9/02/22	1,500,000	1,500,000
Limited Obligation Improvement, AD No. 94-15, Orange County, Refunding, LOC State Street Bank &
Trust Co., Daily VRDN and Put, 1.30%, 9/02/20	1,511,000	1,511,000
Limited Obligation Improvement, AD No. 97-16, LOC State Street Bank & Trust Co., Daily VRDN and
Put, 1.30%, 9/02/22	1,500,000	1,500,000
[a] Irvine Ranch Water District GO, ID, Consolidated, Series B, LOC Bank of America, Daily VRDN and Put,
1.22%, 10/01/41	900,000	900,000
Los Angeles County Revenue, TRAN, 4.00%, 6/28/19	1,000,000	1,001,830
[a] Los Angeles Department of Water and Power Revenue,
Power System, Refunding, Series B, Subseries B-6, SPA TD Bank National Association, Daily VRDN
and Put, 1.25%, 7/01/34	1,600,000	1,600,000
Water System, Refunding, Series B, Subseries B-1, SPA Royal Bank of Canada, Weekly VRDN and Put,
1.00%, 7/01/35	1,000,000	1,000,000
Los Angeles Revenue, TRAN, 4.00%, 6/27/19	1,000,000	1,001,740
[a] The Metropolitan Water District of Southern California Water Revenue,
Refunding, Series B-3, SPA Citibank, Daily VRDN and Put, 1.24%, 7/01/35	100,000	100,000
Refunding, Series D, Weekly VRDN and Put, 1.02%, 7/01/35	1,400,000	1,400,000
[a] Modesto Water Revenue COP, Refunding, Series A, Assured Guarantee, LOC JPMorgan Chase Bank,
Weekly VRDN and Put, 1.10%, 10/01/36	1,485,000	1,485,000
Napa Valley USD, GO, Napa County, TRAN, 4.00%, 6/28/19	1,000,000	1,001,750
Oxnard Wastewater Revenue, Refunding, BAM Insured, 5.00%, 6/01/19.	500,000	500,000
Riverside Water Revenue, Refunding, Series A, 5.00%, 10/01/19.	1,000,000	1,012,660
[a] San Diego County Regional Transportation Commission Sales Tax Revenue, Refunding, Series D, SPA State
Street Bank & Trust Co., Weekly VRDN and Put, 1.10%, 4/01/38	1,800,000	1,800,000
[a] San Francisco City and County MFHR, 1601 Mariposa Apartments, Series B-1, LOC Bank of America,
Weekly VRDN and Put, 1.09%, 7/01/57.	1,800,000	1,800,000
San Francisco City and County USD, GO, Proposition A, Election of 2006 & 2011, Refunding, Series F & C,
5.00%, 6/15/19.	1,000,000	1,001,180
[a] Santa Clara Valley Transportation Authority Sales Tax Revenue, 2000 Measure A, Refunding, Series D, SPA
TD Bank National Association, Daily VRDN and Put, 1.35%, 4/01/36	200,000	200,000

14 Annual Report

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FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Ultra-Short Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Short Term Investments (continued)
Municipal Bonds (continued)
California (continued)
[a] University of California Revenue, General, Refunding, Series AL, Daily VRDN and Put, 1.21%, 5/15/48	$1,300,000	$1,300,000
Total Short Term Investments (Cost $34,440,857)		34,440,740
Total Investments (Cost $43,617,358) 100.2%		43,666,542
Other Assets, less Liabilities (0.2)%		(105,076)
Net Assets 100.0%		$43,561,466

See Abbreviations on page 26.

aVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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The accompanying notes are an integral part of these financial statements. | Annual Report 15

FRANKLIN CALIFORNIA TAX-FREE TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
May 31, 2019

Franklin California Ultra-Short Tax-Free Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$43,617,358
Value - Unaffiliated issuers	$43,666,542
Cash	92,549
Receivables:
Capital shares sold	40,000
Interest	363,083
Other assets.	46
Total assets	44,162,220
Liabilities:
Payables:
Capital shares redeemed	549,319
Management fees	2,505
Transfer agent fees	1,827
Professional fees.	37,399
Distributions to shareholders.	148
Accrued expenses and other liabilities	9,556
Total liabilities	600,754
Net assets, at value.	$43,561,466
Net assets consist of:
Paid-in capital.	$43,507,088
Total distributable earnings (loss)	54,378
Net assets, at value.	$43,561,466
Class A1:
Net assets, at value.	$39,743,566
Shares outstanding	3,969,883
Net asset value and maximum offering price per share[a]	$10.01
Class R6:
Net assets, at value.	$4,999
Shares outstanding	500
Net asset value and maximum offering price per share	$10.00
Advisor Class:
Net assets, at value.	$3,812,901
Shares outstanding	380,738
Net asset value and maximum offering price per share	$10.01

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

16 Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN CALIFORNIA TAX-FREE TRUST
	FINANCIAL STATEMENTS

Statements of Operations

Franklin California Ultra-Short Tax-Free Income Fund

	Year Ended	Year Ended
	May 31, 2019[a]	June 30, 2018
Investment income:
Interest:
Unaffiliated issuers	$662,072	$606,622
Total investment income	662,072	606,622
Expenses:
Management fees (Note 3a)	300,104	358,246
Transfer agent fees: (Note 3d)
Class A1	39,114	56,584
Class R6.	—	96
Advisor Class	10,493	15,592
Custodian fees (Note 4)	428	492
Reports to shareholders	5,107	17,917
Registration and filing fees	7,532	8,210
Professional fees	58,956	49,547
Trustees’ fees and expenses	2,510	1,470
Other	13,240	14,371
Total expenses	437,484	522,525
Expense reductions (Note 4)	(462)	(40)
Expenses waived/paid by affiliates (Note 3e)	(259,450)	(310,390)
Net expenses	177,572	212,095
Net investment income	484,500	394,527
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	6,704	(17)
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	60,934	(36,530)
Net realized and unrealized gain (loss)	67,638	(36,547)
Net increase (decrease) in net assets resulting from operations	552,138	357,980

aFor the period July 1, 2018 to May 31, 2019.

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The accompanying notes are an integral part of these financial statements. | Annual Report 17

FRANKLIN CALIFORNIA TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin California Ultra-Short Tax-Free Income Fund

	Year Ended
		Year Ended June 30,
	May 31,
	2019 [a]	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income	$484,500	$394,527	$199,760
Net realized gain (loss)	6,704	(17)	—
Net change in unrealized appreciation (depreciation)	60,934	(36,530)	19,681
Net increase (decrease) in net assets resulting from operations	552,138	357,980	219,441
Distributions to shareholders: (Note 1c)
Class A1	(404,682)	(308,318)	(164,518)
Class R6	(53)	(35)	—
Advisor Class	(106,182)	(84,840)	(35,429)
Total distributions to shareholders	(510,917)	(393,193)	(199,947)
Capital share transactions: (Note 2)
Class A1	(1,811,804)	(5,368,453)	(4,579,343)
Class R6	—	5,000	—
Advisor Class	(7,896,522)	(1,386,386)	3,073,637
Total capital share transactions	(9,708,326)	(6,749,839)	(1,505,706)
Net increase (decrease) in net assets	(9,667,105)	(6,785,052)	(1,486,212)
Net assets:
Beginning of year	53,228,571	60,013,623	61,499,835
End of year (Note 1c)	$43,561,466	$53,228,571	$60,013,623

aFor the period July 1, 2018 to May 31, 2019.

18 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

Notes to Financial Statements

Franklin California Ultra-Short Tax-Free Income Fund

1. Organization and Significant Accounting Policies

Franklin California Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of two separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin California Ultra-Short Tax-Free Income Fund (Fund) is included in this report. The Fund offers three classes of shares: Class A1, Class R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The Fund’s fiscal year end was changed to May 31. As a result, the Fund had a shortened fiscal year covering the transitional period between the Fund’s prior fiscal year end June 30, 2018 and May 31, 2019.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of May 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

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Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin California Ultra-Short Tax-Free Income Fund

1. Organization and Significant Accounting

Policies (continued)

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from net realized capital gains are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Net investment income, excluding class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

d. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Fund are secured by collateral guaranteed by an agency of the U.S. government.

(continued)

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, it officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

20 Annual Report

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FRANKLIN CALIFORNIA TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin California Ultra-Short Tax-Free Income Fund (continued)

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

For the years ended June 30, 2018 and 2017, distributions to shareholders were as follows:

	Year Ended June 30,
	2018	2017
Distributions from net investment income:
Class A1	$(308,318)	$(164,518)
Class R6	(35)	—
Advisor Class.	(84,840)	(35,429)

For the years ended June 30, 2018 and 2017, undistributed net investment income included in net assets was $26,483 and
$25,149, respectively.

2. Shares of Beneficial Interest

At May 31, 2019, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended May 31,
	2019	a, b
	Shares	Amount
Class A1 Shares:
Shares sold	534,698	$5,346,577
Shares issued in reinvestment of distributions	40,045	400,504
Shares redeemed	(755,638)	(7,558,885)
Net increase (decrease)	(180,895)	$(1,811,804)
Advisor Class Shares:
Shares sold	336,515	$3,363,685
Shares issued in reinvestment of distributions	10,621	106,179
Shares redeemed	(1,136,639)	(11,366,386)
Net increase (decrease)	(789,503)	$(7,896,522)
[a]For the period July 1, 2018 to May 31, 2019.
[b]During the year ended May 31, 2019, Class R6 did not record any share transactions.

		Year Ended June 30,
		2018 [a]		2017
	Shares	Amount	Shares	Amount
Class A1 Shares:
Shares sold	334,969	$3,351,108	511,763	$5,118,643
Shares issued in reinvestment of distributions	30,505	305,111	16,251	162,579
Shares redeemed	(902,217)	(9,024,672)	(985,612)	(9,860,565)
Net increase (decrease)	(536,743)	$(5,368,453)	(457,598)	$(4,579,343)

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Annual Report         21

FRANKLIN CALIFORNIA TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin California Ultra-Short Tax-Free Income Fund (continued)

2. Shares of Beneficial Interest (continued)

		Year Ended June 30,
		2018 [a]		2017
	Shares	Amount	Shares	Amount
Class R6 Shares:
Shares sold	500	$5,000
Advisor Class Shares:
Shares sold	83,828	$838,201	315,601	$3,158,057
Shares issued in reinvestment of distributions	8,485	84,840	3,542	35,422
Shares redeemed	(230,966)	(2,309,427)	(11,986)	(119,842)
Net increase (decrease)	(138,653)	$(1,386,386)	307,157	$3,073,637
[a]For the period August 1, 2017 (effective date) to June 30, 2018, for Class R6.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton.

Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

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FRANKLIN CALIFORNIA TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin California Ultra-Short Tax-Free Income Fund (continued)

c. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund that there were no commission transactions related to the sales and redemptions of the Fund’s shares for the year ended May 31, 2019a.

aFor the period July 1, 2018 to May 31, 2019.

d. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended May 31, 2019a, the Fund paid transfer agent fees of $49,607, of which $40,208 was retained by Investor Services. aFor the period July 1, 2018 to May 31, 2019.

e. Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for each class of the Fund does not exceed 0.37% and for Class R6 do not exceed 0.30% based on the average net assets of each class until October 31, 2019. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

f. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended May 31, 2019a, these purchase and sale transactions aggregated $7,100,000 and $25,943,000, respectively. aFor the period July 1, 2018 to May 31, 2019.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended May 31, 2019, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

During the year ended May 31, 2019a, the Fund utilized capital loss carryforwards of $17.

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NOTES TO FINANCIAL STATEMENTS

Franklin California Ultra-Short Tax-Free Income Fund (continued)

5. Income Taxes (continued)

The tax character of distributions paid during the year ended May 31, 2019a and years ended June 30, 2018 and 2017 was as follows:

	May 31,	June 30,
	2019	2018	2017
Distributions paid from
Tax exempt income	$510,917	$393,193	$199,947
[a]For the period July 1, 2018 to May 31, 2019.

At May 31, 2019, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$43,617,358
Unrealized appreciation	$50,244
Unrealized depreciation	(1,060)
Net unrealized appreciation (depreciation)	$49,184
Distributable earnings:
Undistributed tax exempt income	$39,110
Undistributed long term capital gains	5,128
Total distributable earnings	$44,238

The Fund utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

6. Investment Transactions

Purchases and sales (excluding short term securities) for the year ended May 31, 2019a, aggregated $1,846,077 and $4,943,480, respectively. aFor the period July 1, 2018 to May 31, 2019.

7. Concentration of Risk

The Fund invests a large percentage of its total assets in obligations of issuers within California. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within California. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Fund to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

24 Annual Report

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NOTES TO FINANCIAL STATEMENTS

Franklin California Ultra-Short Tax-Free Income Fund (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended May 31, 2019, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

At May 31, 2019, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 2 inputs.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

On February 26, 2019, the Board approved a proposal to liquidate the Fund. Effective April 22, 2019, the Fund was closed to all new investors. The Fund was liquidated on July 12, 2019.

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NOTES TO FINANCIAL STATEMENTS

Franklin California Ultra-Short Tax-Free Income Fund (continued)

Abbreviations

Selected Portfolio
AD	Assessment District
AGMC	Assured Guaranty Municipal Corp.
BAM	Build America Mutual Assurance Co.
CDA	Community Development Authority/Agency
CFD	Community Facilities District
COP	Certificate of Participation
GO	General Obligation
ID	Improvement District
LOC	Letter of Credit
MFHR	Multi-Family Housing Revenue
MUD	Municipal Utility District
PFAR	Public Financing Authority Revenue
RDA	Redevelopment Agency/Authority
SPA	Standby Purchase Agreement
TRAN	Tax and Revenue Anticipation Note
UHSD	Unified/Union High School District
USD	Unified/Union School District

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FRANKLIN CALIFORNIA TAX-FREE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin California Tax-Free Trust and Shareholders of Franklin California Ultra-Short Tax-Free Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin California Ultra-Short Tax-Free Income Fund (the Fund ) as of May 31, 2019, the related statements of operations for the period July 1, 2018 through May 31, 2019, and for the year ended June 30, 2018, the statements of changes in net assets for the period July 1, 2018 through May 31, 2019, and for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the period July 1, 2018 through May 31, 2019, and for the year ending June 30, 2018, the changes in its net assets for the period July 1, 2018 through May 31, 2019, and for each of the two years in the period ended June 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California August 9, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

Franklin California Ultra-Short Tax-Free Income Fund

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund hereby reports 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended May 31, 2019. A portion of the Fund’s exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2020, shareholders will be notified of amounts for use in preparing their 2019 income tax returns.

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $1,559 as a long term capital gain dividend for the fiscal year ended May 31, 2019.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the
Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin
Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth	Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1985	138	Bar-S Foods (meat packing company)
One Franklin Parkway	(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945)	Trustee	Since 2017	114	Hess Corporation (exploration of oil
One Franklin Parkway	and gas) (2014-present).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present);
member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy
Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee
(1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950)	Trustee	Since 2014	138	Avis Budget Group Inc. (car rental)
One Franklin Parkway	(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906	(advertising and marketing
communications services)
(2011-present) and White Mountains
Insurance Group, Ltd. (holding
company) (2017-present).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group)
(2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing
Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior
Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Lead	Trustee since	138	Hess Corporation (exploration of oil
One Franklin Parkway	Independent	2006 and Lead	and gas) (1993-present), Canadian
San Mateo, CA 94403-1906	Trustee	Independent	National Railway (railroad)
Trustee	(2001-present), White Mountains
since March 2019	Insurance Group, Ltd. (holding
company) (2004-present), Santander
Consumer USA Holdings, Inc.
(consumer finance) (2016-present),
RTI International Metals, Inc.
(manufacture and distribution of
titanium) (1999-2015) and H.J. Heinz
Company (processed foods and allied
products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison–United States Treasury Department (1988-1989).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth			Length of	Fund Complex Overseen	Other Directorships Held
and Address		Position	Time Served	by Board Member*	During at Least the Past 5 Years

J. Michael Luttig (1954)		Trustee	Since 2009	138	Boeing Capital Corporation (aircraft
One Franklin Parkway					financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Counselor and Senior Advisor to Boeing Chairman and Board of Directors, The Boeing Company (aerospace company) (May 2019); and formerly, General Counsel and member of the Executive Council, The Boeing Company (2006-2019) and Federal
Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Larry D. Thompson (1945)		Trustee	Since 2007	138	The Southern Company (energy
One Franklin Parkway					company) (2014-present; previously
San Mateo, CA 94403-1906					2010-2012), Graham Holdings
Company (education and media
organization) (2011-present) and
Cbeyond, Inc. (business
communications provider)
(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor,
Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business
Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs,
General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs,
General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor,
University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth			Length of	Fund Complex Overseen	Other Directorships Held
and Address		Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)		Trustee	Since 2007	152	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in
Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940)		Chairman of	Since 2013	138	None
One Franklin Parkway		the Board and
San Mateo, CA 94403-1906		Trustee

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 40 of the investment companies in
Franklin Templeton.

Sheila Amoroso (1959)		Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Sonal Desai, Ph.D. (1963)	President and	Since December	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive 2018
San Mateo, CA 94403-1906	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of 18 of the investment companies in Franklin Templeton.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of 26 of the investment companies in Franklin Templeton.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Steven J. Gray (1955)	Vice President	Vice President	Not Applicable	Not Applicable
One Franklin Parkway	and Co-	since 2009 and
San Mateo, CA 94403-1906	Secretary	Co-Secretary
since
January 2019
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971)	Chief Executive Since 2017		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance
and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Vice
President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth			Length of	Fund Complex Overseen	Other Directorships Held
and Address		Position	Time Served	by Board Member*	During at Least the Past 5 Years

Robert Lim (1948)		Vice President	Since 2016	Not Applicable	Not Applicable
One Franklin Parkway		– AML
San Mateo, CA 94403-1906		Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Kimberly H. Novotny (1972)		Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in
Franklin Templeton.

Robert C. Rosselot (1960)		Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street		Compliance
Fort Lauderdale, FL 33301-1923		Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Senior Associate General Counsel, Franklin Templeton (2007-2013); and Secretary and Vice
President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972)		Vice President	Since 2015	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960)		Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President and Secretary, Franklin Resources, Inc.; and officer of some of the other subsidiaries of
Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Thomas Walsh (1961)		Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton.

Lori A. Weber (1964)		Vice President	Vice President	Not Applicable	Not Applicable
300 S.E. 2nd Street		and Co-	since 2011 and
Fort Lauderdale, FL 33301-1923		Secretary	Co-Secretary
since
January 2019
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton
Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton.

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*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Effective March 12, 2019, John B. Wilson ceased to be a trustee of the Trust.
Note 3: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated Mary C. Choksi as its audit committee financial expert. The Board believes that Ms. Choksi qualifies as such an expert in view of her extensive business background and experience. She currently serves as a director of Avis
Budget Group, Inc. (2007-present) and formerly, Founder and Senior Advisor, Strategic Investment Group (1987 to 2017). Ms. Choksi has been a Member of the
Fund’s Audit Committee since 2014. As a result of such background and experience, the Board believes that Ms. Choksi has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Choksi is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and
Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN CALIFORNIA ULTRA-SHORT TAX-FREE INCOME FUND

Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN CALIFORNIA TAX-FREE TRUST

Franklin California Intermediate-Term Tax-Free Income Fund Franklin California Ultra-Short Tax-Free Income Fund

(each a Fund)

At an in-person meeting held on February 26, 2019 (Meeting), the Board of Trustees (Board) of Franklin California Tax-Free Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of each Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Funds to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the US Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of liquidity through the designation of a liquidity/risk administrator and the development of reports that highlight the amount of illiquid investments for each Fund.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI),

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FRANKLIN CALIFORNIA ULTRA-SHORT TAX-FREE INCOME FUND
SHAREHOLDER INFORMATION

the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Funds by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods ended December 31, 2018. The Board considered the performance returns for each Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund’s performance results is below.

Franklin California Intermediate-Term Tax-Free Income Fund

- The Performance Universe for the Fund included the Fund and all retail and institutional California intermediate municipal debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-year period was below the median of its Performance Universe, but for the three-, five- and 10-year periods was above the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Franklin California Ultra-Short Tax-Free Income Fund –The Performance Universe for the Fund included the Fund and all retail and institutional California short/intermediate municipal debt funds. The Franklin California Tax-Exempt Money Fund reorganized into the Fund on March 18, 2016 and the Fund adopted the performance history of the predecessor fund. However, consistent with its standard methodology, Broadridge treats the Fund as a separate fund with a performance start date of March 21, 2016. In addition, the Fund is not managed pursuant to Rule 2a-7 requirements whereas its predecessor fund was managed pursuant to such requirements. The Board noted that the Fund’s annualized income return for the one-year period was below the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-year period was equal to the median of its Performance Universe. After discussion with management about the expected continued viability of the Fund, at the Meeting, the Board approved management’s proposal to liquidate the Fund in July 2019.

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of each Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for (i) Class A1 shares for the Franklin California Intermediate-Term Tax-Free Income Fund and for Class A shares for the other funds in the Fund’s Expense Group that have multiple classes of shares; and (ii) Class A1 shares for the Franklin California Ultra-Short Tax-Free Income Fund and for Class A, Investor Class and Institutional Class shares for the other funds in the Fund’s Expense Group that have multiple classes of shares.

The Expense Group for the Franklin California Intermediate-Term Tax-Free Income Fund included the Fund

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Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

FRANKLIN CALIFORNIA ULTRA-SHORT TAX-FREE INCOME FUND

SHAREHOLDER INFORMATION

and seven other California intermediate municipal debt funds. The Expense Group for the Franklin California Ultra-Short Tax-Free Income Fund included the Fund, five other California short/intermediate municipal debt funds and seven California intermediate municipal debt funds. The Board noted that the Management Rates for the Funds were above the medians and in the fifth quintile (most expensive) of their respective Expense Groups. The Board also noted that the annual total expense ratios for the Funds were below the medians and in the first quintile (least expensive) of their respective Expense Groups. The Board concluded that the Management Rates charged to the Funds are reasonable. In doing so, the Board noted that the Management Rate for the Franklin California Intermediate-Term Tax-Free Income Fund was only slightly above the median of its Expense Group. The Board also noted that the actual total expense ratio for the Franklin California Ultra-Short Tax-Free Income Fund reflected a fee waiver from management and that the Fund is expected to be liquidated in July 2019.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2018, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation methodologies to be used solely by the Funds’ Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as each Fund grows larger and whether each Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board noted that the Franklin California Ultra-Short Tax-Free Income Fund does not have an asset size that would likely enable the Fund to achieve economies of scale, but concluded that to the extent economies of scale may be realized by the Manager and its affiliates, each Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

36 Annual Report

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FRANKLIN CALIFORNIA TAX-FREE TRUST
FRANKLIN CALIFORNIA ULTRA-SHORT TAX-FREE INCOME FUND
SHAREHOLDER INFORMATION

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy
Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio
securities. Shareholders may view the Fund’s complete
Policies online at franklintempleton.com. Alternatively,
shareholders may request copies of the Policies free of
charge by calling the Proxy Group collect at (954) 527-7678
or by sending a written request to: Franklin Templeton
Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL
33301, Attention: Proxy Group. Copies of the Fund’s proxy
voting records are also made available online at
franklintempleton.com and posted on the U.S. Securities and
Exchange Commission’s website at sec.gov and reflect the
most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange
Commission for the first and third quarters for each fiscal
year as an exhibit to its report on Form N-PORT.
Shareholders may view the filed Form N-PORT by visiting
the Commission’s website at sec.gov. The filed form may
also be viewed and copied at the Commission’s Public
Reference Room in Washington, DC. Information regarding
the operations of the Public Reference Room may be
obtained by calling (800) SEC-0330.

Householding of Reports and
Prospectuses

You will receive each Fund’s financial reports every six
months as well as an annual updated summary prospectus
(prospectus available upon request). To reduce Fund
expenses, we try to identify related shareholders in a
household and send only one copy of the financial reports
and summary prospectus. This process, called “house-
holding,” will continue indefinitely unless you instruct us
otherwise. If you prefer not to have these documents
householded, please call us at (800) 632-2301. At any time
you may view current prospectuses/summary prospectuses
and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter
Franklin California Ultra-Short Tax-Free Income Fund

Investment Manager	Distributor		Shareholder Services
Franklin Advisers, Inc.	Franklin Templeton Distributors, Inc.	(800)	632-2301
	(800) DIAL BEN® / 342-5236
	franklintempleton.com

© 2019 Franklin Templeton Investments. All rights reserved.	925 A 07/19

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Mary C. Choksi and she is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $32,776 for the fiscal year ended May 31, 2019 and $32,512 for the fiscal year ended June 30, 2018.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $25,000 for the fiscal year ended May 31, 2019 and $0 for the fiscal year ended June 30, 2018. The services for which these fees were paid included professional fees in connection with tax treatment of equipment lease transactions, professional fees in connection with an Indonesia withholding tax refund claim and tax consulting services related to the operating agreement and term sheet for the launch of a new fund.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended May 31, 2019 and $21 for the fiscal year ended June 30, 2018.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $7,500 for the fiscal year ended May 31, 2019 and $23,000 for the fiscal year ended June 30, 2018. The services for which these fees were paid included the issuance of an Auditors’ Certificate for South Korean regulatory shareholder disclosures, benchmarking services in connection with the ICI TA survey and assets under management certification.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)  No disclosures are required by this Item 4(f).

(g)  The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $32,500 for the fiscal year ended May 31, 2019 and $23,021 for the fiscal year ended June 30, 2018.

(h)  The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.              N/A

Item 6. Schedule of Investments.                            N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.              N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                        N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.       N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)  Changes in Internal Controls.  There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Company.                             N/A

Item 13. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CALIFORNIA TAX-FREE TRUST

By /s/MATTHEW T. HINKLE___

      Matthew T. Hinkle

      Chief Executive Officer - Finance and Administration

Date  August 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/MATTHEW T. HINKLE___

      Matthew T. Hinkle

      Chief Executive Officer - Finance and Administration

Date  August 8, 2019

By /s/GASTON GARDEY_______

      Gaston Gardey

      Chief Financial Officer and Chief Accounting Officer

Date  August 8, 2019